UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NETLIST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY COPY FILED PURSUANT TO RULE 14a-6 (a)

NETLIST, INC.

111 Academy Drive, #100

Irvine, California 92617

(949) 435-0025

July 24, 2025

Dear Netlist Stockholder:

On behalf of the board of directors (the “Board of Directors”), it is our pleasure to invite you to the 2025 Annual Meeting of Stockholders of Netlist, Inc. (“Annual Meeting”), which will be held on Tuesday, September 9, 2025 at 10:00 a.m., Pacific Time, at the UCI Research Park, Olive Room, 5301 California, Irvine, California 92617.

The Annual Meeting will include a discussion of and voting on the matters described in the Notice of 2025 Annual Meeting of Stockholders and Proxy Statement, and a question-answer session.

At the Annual Meeting, three persons will be elected to our Board of Directors. In addition, we will ask the stockholders to ratify the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for our fiscal year ending December 27, 2025, to approve the compensation of our named executive officers on an advisory basis, to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers, to approve an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 450,000,000 shares to 675,000,000 shares, to approve the Netlist, Inc. 2025 Equity Incentive Plan, and to approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the foregoing proposals. Such other business will be transacted as may properly come before the Annual Meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On July 28, 2025, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 28, 2024. The Notice also provides instructions on how to vote online or by telephone.

We hope you will be able to attend the Annual Meeting. Whether or not you participate in the Annual Meeting, it is important that your shares be represented and voted during the meeting. We urge you to promptly vote and submit your proxy (1) via the Internet, (2) by phone, or (3) if you received your proxy materials by mail, by signing, dating, and returning the enclosed proxy card or voting instruction form in the envelope provided for your convenience.

Thank you for your continued investment in Netlist.

Sincerely,

Gail Sasaki
Executive Vice President, Chief Financial Officer and Corporate Secretary

PRELIMINARY COPY FILED PURSUANT TO RULE 14a-6 (a)

NETLIST, INC.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Date and Time

Tuesday, September 9, 2025

10:00 a.m., Pacific Time

Location

UCI Research Park

5301 California

Olive Room

Irvine, California 92617

Items of Business

1.	To elect three directors to serve a one-year term expiring in 2026;
2.	To ratify the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2025;
3.	To approve, on an advisory basis, the compensation of our named executive officers;
4.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;
5.	To approve an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 450,000,000 to 675,000,000;
6.	To approve the Netlist, Inc. 2025 Equity Incentive Plan;
7.	To approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above; and
8.	To transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" each of the nominees, "FOR" proposals (2), (3), (5), (6), (7) and for a three year frequency with respect to proposal (4).

Record Date

Only stockholders of record at the close of business on July 18, 2025, are entitled to receive notice of, and to vote at, the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. If you participate in and vote your shares at the Annual Meeting, your proxy will not be used. Your vote is important.

By order of the Board of Directors,

Gail Sasaki
Executive Vice President, Chief Financial Officer and Corporate Secretary
Irvine, California July 24, 2025

PRELIMINARY COPY FILED PURSUANT TO RULE 14a-6(a)

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all information you should consider. Please read this entire Proxy Statement carefully before voting.

In this Proxy Statement, the terms the “Company,” “Netlist,” “we,” “us,” and “our” refer to Netlist, Inc. Information presented in this Proxy Statement is based on Netlist’s fiscal calendar.

2025 Annual Meeting of Stockholders

Tuesday, September 9, 2025

10:00 a.m., Pacific Time

UCI Research Park

5301 California

Olive Room

Irvine, California, 92617

Only stockholders of record at the close of business on July 18, 2025 are entitled to receive notice of and to vote at our 2025 Annual Meeting of Stockholders (“Annual Meeting”).

On or about July 28, 2025, we will begin sending this Proxy Statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting.

Although not part of this Proxy Statement, we are also sending, along with this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 28, 2024 (the “2024 Annual Report”), which includes our financial statements for the fiscal year ended December 28, 2024 (“Fiscal 2024”).

Voting Matters and Vote Recommendations

Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy card in the enclosed postage prepaid envelope or submit your vote via the Internet or by telephone as promptly as possible, to ensure your shares will be voted at the Annual Meeting. Unless you instruct otherwise, any vote submitted by proxy that is not revoked will be voted at the Annual Meeting as follows:

1.	To elect three directors to our Board of Directors (the “Board” or “Board of Directors”) to serve until our 2026 Annual Meeting and until their successors are duly elected or appointed and qualified or until their earlier resignation or removal;
2.	To ratify the appointment of Macias Gini & O’Connell LLP (“MGO”) as our independent registered public accounting firm for our fiscal year ending December 27, 2025 (“Fiscal 2025”);
3.	To approve, on an advisory basis, the compensation of our named executive officers;
4.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;
5.	To approve an amendment to our Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of our common stock from 450,000,000 to 675,000,000;
6.	To approve the Netlist, Inc. 2025 Equity Incentive Plan (the “2025 Equity Plan”);
7.	To approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above; and

8.	With regard to all other matters as may properly come before the Annual Meeting, in accordance with the recommendation of the Board of Directors or, if no such recommendation is given, in the best judgment of the individuals named as proxies on the enclosed proxy card.

Our Board of Directors recommends a vote “FOR” the director nominees in Proposal No. 1, “FOR” the independent registered public accounting firm in Proposal No. 2, “FOR” on an advisory basis, the compensation of our named executive officers in Proposal No. 3, for “3 years” on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers in Proposal No. 4, “FOR” the amendment to the Certificate of Incorporation in Proposal No. 5, “FOR” the 2025 Equity Plan in Proposal No. 6 and “FOR” the postponement or adjournment of the Annual Meeting in Proposal No. 7.

To obtain directions to attend the Annual Meeting and vote in person, or if you have questions, please call Investor Relations at (212) 739-6729 or email nlst@theplunkettgroup.com. If you need assistance voting your shares, please call 1-800-PROXIES in the United States or 1-201-299-4446 outside the United States with any touch-tone telephone and follow the instructions. Please have your proxy card available when you call.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Tuesday, September 9, 2025.

Our Notice of Annual Meeting of Stockholders, Proxy Statement, form of proxy card and 2024 Annual Report are available at www.astproxyportal.com/ast/27807. These proxy materials will be sent or made available to stockholders beginning on July 28, 2025.

Additionally, you can find a copy of the 2024 Annual Report on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.netlist.com. You may also obtain a printed copy of the 2024 Annual Report, including our financial statements, free of charge, from us by sending a written request to: Corporate Secretary, 111 Academy, Suite 100, Irvine, California 92617. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Annual Meeting

Tuesday, September 9, 2025

10:00 a.m., Pacific Time

UCI Research Park

5301 California

Olive Room

Irvine, California 92617

The record date for the Annual Meeting is July 18, 2025 (the “Record Date”). Only stockholders of record at the close of business on this date are entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

You are invited to vote on the proposals described in this Proxy Statement because you were a Netlist shareholder on the Record Date.

Netlist is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments.

Attending and Voting at the Annual Meeting

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot for voting at the Annual Meeting. If you elect to attend the Annual Meeting, you may be asked to present valid picture identification, such as a driver’s license or passport, to gain admission. Additionally, if you hold your shares in street name and you decide to attend and vote at the Annual Meeting in person, you will need to bring a copy of a brokerage statement reflecting your ownership of our common stock as of the Record Date, as well as a legal proxy issued in your name from your broker or other nominee that holds your shares on your behalf. Contact your broker or other nominee to obtain these items.

We encourage you to submit your proxy or voting instructions in advance of the Annual Meeting to ensure that your vote will be counted. Submitting your proxy before the Annual Meeting will not affect your right to vote in person if you decide to attend the Annual Meeting, but your presence at the Annual Meeting will not in itself revoke a submitted proxy. In order to do so, you must cast a written ballot at the Annual Meeting and your proxy will be revoked as to the matters on which the ballot is cast.

Proxy Materials

These materials will be sent or made available to stockholders beginning on July 28, 2025, and will include:

●	The Notice of Internet Availability of Proxy Materials (the “Notice”)
●	This Proxy Statement for the Annual Meeting
●	The 2024 Annual Report

If you requested printed versions by mail, these printed proxy materials also include the proxy card or voting instruction form for the Annual Meeting. If you would like to receive our proxy materials for future annual meetings of our stockholders by e-mail or by mail, you may submit such consent by writing to the attention of our Corporate Secretary at the address of our principal executive offices or by following the instructions on the proxy card.

Eliminating Duplicate Mailings

We have adopted a procedure called “householding.” Under this procedure, we may deliver one copy of the Notice, this Proxy Statement and the 2024 Annual Report to stockholders residing at the same address, unless stockholders have notified us of their desire to receive multiple copies. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs.

Once you have received notice from your broker or other nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you provide contrary instructions. If you are a stockholder residing at the same address to which one copy of the Notice, this Proxy Statement and the 2024 Annual Report was delivered, upon receipt of a written or oral request submitted to us, by writing to our Corporate Secretary at the address of our principal executive offices or by calling Investor Relations at (212) 739-6729, we will deliver promptly, at no charge, a separate copy of all or any such materials.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice, our Proxy Statement and the 2024 Annual Report, please notify your broker or other nominee or direct your written or oral request to us as described above.

Additionally, stockholders who receive multiple copies of the Notice, this Proxy Statement and the 2024 Annual Report at their shared address and would like to request householding of these materials for future annual meetings of our stockholders should contact their brokers or other nominees or direct a written or oral request to us as described above.

Quorum for the Annual Meeting

Holders of one third of the outstanding shares of stock entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy for the transaction of business. This is called a quorum. Abstentions and broker non-votes, which are explained under “Effect of Not Providing Voting Instructions; Broker Non-Votes” below, as well as shares as to which authority to vote on any proposal is withheld, are each counted as present at the Annual Meeting for purposes of determining a quorum.

Proxy Solicitation Costs

We will pay the costs of preparing, assembling, printing and mailing to our stockholders this Proxy Statement and our other proxy materials for the Annual Meeting, as well as all other costs of soliciting proxies for the Annual Meeting. We may request brokers or other nominees to solicit their customers who beneficially own shares of our common stock that are held of record by the broker or other nominee, and we will reimburse these brokers or other nominees for their reasonable out-of-pocket expenses in making these solicitations. Solicitations will be made primarily through the delivery of this Proxy Statement and our other proxy materials for the Annual Meeting to our stockholders and the availability of these materials on the Internet, and may be supplemented by telephone, facsimile, e-mail and personal solicitation by our directors, officers and other employees. No additional compensation will be paid to our directors, officers or other employees for these activities, and we have not engaged special employees for the specific purpose of undertaking these activities. We have engaged D.F. King & Co., Inc. to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $20,000 in total.

Netlist’s Fiscal Year

Netlist’s 2024 and 2023 fiscal years included 52 weeks and ended on December 28, 2024 and December 30, 2023, respectively. Unless otherwise stated, references to particular years, quarters, months and periods refer to the Company’s fiscal years ended in January or December and the associated quarters, months and periods of those fiscal years.

Voting Matters

Each share of our common stock has one vote on each matter. Only “stockholders of record” as of the close of business on the Record Date are entitled to vote at the Annual Meeting. At the close of business on July 18, 2025, there were _____ outstanding shares of our common stock. In addition to shareholders of record of our common stock, “beneficial owners of shares held in street name” as of the Record Date can vote using the methods described below.

How to Cast or Revoke Your Vote

Stockholders of Record

If you are a stockholder of record, meaning that at the close of business on the Record Date your shares were registered directly in your name with Equiniti Trust Company, LLC, our transfer agent, then you may vote your shares either by taking any one of the following actions:

●	Attending the Annual Meeting and voting in person;
●	Submitting a proxy by mail, which can be done by completing and signing the accompanying proxy card and mailing it in the envelope provided; or
●	Submitting a proxy via the Internet or by telephone, which can be done by following the instructions on the accompanying proxy card.

Votes cast in person or by a mailed proxy must be received no later than the close of voting at the Annual Meeting to be counted, and votes cast by telephone or the Internet must be received by 1:00 a.m., Pacific Time, on September 9, 2025 to be counted. If the Annual Meeting is postponed or adjourned, a properly submitted proxy will remain valid and will be voted at the postponed or adjourned meeting unless it is revoked before it is actually voted, as described below.

If you are a stockholder of record and submit your proxy, you may revoke it at any time before it is used by taking any of the following actions (any of which will automatically revoke an earlier-provided proxy):

●	Voting in person at the Annual Meeting;
●	Delivering a later-dated proxy to us at the address of our principal executive offices; or

●	Delivering a written notice of revocation to our Corporate Secretary at the address of our principal executive offices.

To be effective, any later-dated proxy must be received by the applicable deadline for the voting method used, and any written notice of revocation must be received no later than the close of voting at the Annual Meeting. Only your latest-dated vote that is received by the deadline applicable to the voting method used will be counted.

Beneficial Owners of Shares Held in Street Name

If you are a beneficial owner of shares of our common stock that are held in street name, then you will receive a notice from your broker or other nominee that includes instructions on how to vote your shares. Your broker or other nominee may allow you to deliver your vote via the Internet or by telephone. In addition, if you are a beneficial owner, you will receive instructions from your broker or other nominee regarding how to revoke a previously submitted proxy or otherwise change your voting instructions. As a result, beneficial owners should follow the instructions provided by their brokers or other nominees in order to vote their shares at the Annual Meeting.

If you hold your shares in street name and you wish to attend or vote in person at the Annual Meeting, then you must bring certain items with you in order to gain admission to and vote at the Annual Meeting, as described under “Attending and Voting at the Annual Meeting” above.

Effect of Not Providing Voting Instructions; Broker Non-Votes

Stockholders of Record. You are a “stockholder of record” if your shares are registered directly in your name with Equiniti Trust Company, LLC, our transfer agent. If you were a stockholder of record at the close of business on the Record Date and you submit a valid proxy that does not provide voting instructions with respect to your shares, all shares represented by your proxy will be voted in accordance with the recommendation of our Board on each proposal to be presented at the Annual Meeting, as described in this Proxy Statement.

Beneficial Owners of Shares Held in Street Name. You are a beneficial owner of shares held in “street name” if your shares are not held of record in your name but are held by a broker or other nominee on your behalf as the beneficial owner. If your shares were held in street name at the close of business on the Record Date, it is critical that you provide voting instructions to your broker or other nominee if you want your vote to count on the election of directors (Proposal No. 1), to approve, on an advisory basis, the compensation of our named executive officers (Proposal No. 3), to approve, on an advisory basis, the frequency of holding an advisory vote on the compensation of our named executive officers (Proposal No. 4), and to approve the 2025 Equity Plan (Proposal No. 6). These proposals constitute “non-routine” matters on which a broker or other nominee is not entitled to vote shares held for a beneficial owner without receiving specific voting instructions from the beneficial owner. As a result, if you hold your shares in street name and you do not instruct your broker or other nominee on how to vote on Proposals No. 1, 3, 4, or 6, then no votes would be cast on these proposals on your behalf and “broker non-votes” would occur. Your broker or other nominee will, however, have discretion to vote uninstructed shares on the ratification of the appointment of MGO as our independent registered public accounting firm (Proposal No. 2), the amendment to the Certificate of Incorporation (Proposal No. 5) and the postponement and adjournment of the Annual Meeting (Proposal No. 7) because these proposals constitute “routine” matters on which a broker or other nominee is entitled to vote shares held on behalf of a beneficial owner even without receiving voting instructions from the beneficial owner. Generally, brokers and other nominees will vote any such uninstructed shares in accordance with the recommendation of the Board for the applicable proposal. As a result, broker non-votes are not expected to occur in the vote on Proposals No. 2, 5 and 7, and any uninstructed shares held in street name are expected to be voted on each such proposal in accordance with the recommendation of our Board as described in this Proxy Statement.

Voting Requirements

The vote required to approve Proposals No. 1 to 7 is as follows:

1.	Proposal No. 1 will be determined by a plurality of the votes cast on the proposal, meaning that the nominees receiving the highest number of affirmative votes will be duly elected as directors. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal because of the nature of this voting requirement.

2.	Proposals No. 2 and 7 must be approved by the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. As a result, abstentions, if any, will have no effect on the outcome of this proposal because abstentions are not considered to be votes cast with respect to the proposal for which they occur, and broker non-votes are not expected to occur on this proposal because, as discussed above, brokers and other nominees will be entitled to vote uninstructed shares held in street name on this proposal.
3.	Proposals No. 3 and 6 must be approved by the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal because of the nature of this voting requirement.
4.	A plurality of votes cast will be used to determine the results of the non-binding advisory vote on Proposal No. 4. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal because of the nature of this voting requirement.
5.	Proposal No. 5 must be approved by the affirmative vote of a majority of the issued and outstanding shares of our common stock as of the Record Date, which is required by applicable law. As a result, abstentions, if any, will have the same effect as a vote against this proposal because of the nature of this voting requirement, and broker non-votes are not expected to occur on this proposal because, as discussed above, brokers and other nominees will be entitled to vote uninstructed shares held in street name on this proposal.

Below is a summary of the voting requirements for each proposal to be voted on at the Annual Meeting:

No	Proposal	Vote Required	Routine vs. Non- Routine Matter	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	Plurality of Votes Cast	Non-Routine	No effect	No effect
2	Ratification of Auditor	Majority of Votes Cast	Routine	No effect	None expected
3	Approve Named Officer Compensation	Majority of Votes Cast	Non-Routine	No effect	No effect
4	Approve Frequency of Future Advisory Votes on Executive Compensation	Plurality of Votes Cast	Non-Routine	No Effect	No effect
5	Approve Amendment to Certificate of Incorporation	Majority of Shares Issued and Outstanding	Routine	Against	None expected
6	Approve 2025 Equity Plan	Majority of Votes Cast	Non-Routine	No effect	No effect
7	Postponement or Adjournment of the Annual Meeting	Majority of Votes Cast	Routine	No effect	None expected

Tabulation of Votes

The inspector of elections of the Annual Meeting will tabulate the votes of our stockholders at the Annual Meeting. All shares of our common stock represented by proxy at the Annual Meeting will be voted in accordance with the voting instructions given on the proxy, as long as the proxy is properly submitted and unrevoked and is received by the applicable deadline, all as described under “How to Cast or Revoke Your Vote” above. If the Annual Meeting is adjourned or postponed, properly submitted and unrevoked proxies will remain effective and will be voted at the adjourned or postponed Annual Meeting, and stockholders will retain the right to revoke any such proxy until it is actually voted at the adjourned or postponed Annual Meeting.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the ownership of our common stock, as of July 9, 2025 (the “Table Date”) unless otherwise indicated in the footnotes to the table, by (i) all persons known by us to beneficially own more than 5% of our common stock, (ii) each of our current directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. We know of no agreements among our stockholders that relate to voting or investment power over our common stock or any arrangement the operation of which may at a subsequent date result in a change of control of our Company. Beneficial ownership is determined in accordance with applicable SEC rules and generally reflects sole and shared voting or investment power over securities. Under these rules, a person is deemed to be the beneficial owner of securities the person has the right to acquire as of or within 60 days after the Table Date, upon the exercise of outstanding stock options or warrants, the conversion of outstanding convertible notes, or the exercise or conversion of any other derivative securities affording the person the right to acquire shares of our common stock. As a result, each person’s percentage ownership set forth in the table below is determined by assuming that all outstanding stock options, warrants or other derivative securities held by such person that are exercisable or convertible as of or within 60 days after the Table Date have been exercised or converted. Except in cases where community property laws apply or as indicated in the footnotes to the table, we believe each person named below possesses sole voting and investment power over all shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each person named below is c/o Netlist, Inc., 111 Academy, Suite 100, Irvine, CA 92617.

	Shares
	Beneficially
Name of Beneficial Owner	Owned	Percent of Class(1)
Chun K. Hong(2)	11,353,559	3.9%
Gail Sasaki(3)	189,368	*
Blake Welcher(4)	75,000	*
Jun Cho(5)	80,000	*
All executive officers and directors as a group (4 persons)(6)	11,697,927	4.0%

*	Represents beneficial ownership of less than 1%.
(1)	All ownership percentages are based on 292,451,926 shares of our common stock outstanding as of the Table Date.
(2)	Represents (i) 1,600,000 shares of common stock issuable upon the exercise of stock options that are or will be vested and exercisable within 60 days after the Table Date, (ii) 9,653,559 outstanding shares of common stock, of which 3,611,177 shares are held by Mr. Hong and his wife, Won K. Cha, as co-trustees of the Hong-Cha Community Property Trust. Mr. Hong and Ms. Cha possess shared voting and investment power over the shares of common stock held by the Hong-Cha Community Property Trust, and each disclaims beneficial ownership of such shares except to the extent of his or her pecuniary interest therein and (iii) 100,000 restricted stock units (“RSUs”) that are scheduled to vest within 60 days after the Table Date.
(3)	Represents (i) 25,000 RSUs that are scheduled to vest within 60 days after the Table Date and (ii) 164,368 outstanding shares of common stock.
(4)	Represents 75,000 outstanding shares of common stock.
(5)	Represents 80,000 outstanding shares of common stock.
(6)	Represents (i) 1,600,000 shares of common stock issuable upon the exercise of stock options that are or will be vested and exercisable within 60 days after the Table Date, (ii) 9,972,927 outstanding shares of common stock and (iii) 125,000 RSUs that are scheduled to vest within 60 days after the Table Date.

MANAGEMENT AND CORPORATE GOVERNANCE

Board Responsibilities and Meeting Attendance

The primary responsibilities of the Board of Directors are to provide oversight of the business and affairs of the Company, determination of the Company’s mission, our long-term strategy and objectives, and management of the Company’s risks. These functions of the Board have been carried out by the full Board and, when delegated, by the committees thereof.

In order to proactively address the economic effects of the recent coronavirus, our Board evaluated various cost-cutting measures, including review of the Board and committee structure, operations and compensation of the members thereof. As a result of its evaluation and because we are no longer subject to the Nasdaq Stock Market LLC rules, the Board determined it to be in the best interests of its stockholders to reduce the number of directors serving on the Board to one director and to dissolve all committees of the Board effective immediately after our 2020 Annual Meeting of Stockholders on August 7, 2020. In June 2025, the Board increased its size to three directors, appointed Mr. Welcher and Mr. Cho to the Board, and reinstated the Audit Committee. We continue to be an SEC filer and continue to have our financial results reviewed quarterly and audited annually by our independent registered public accounting firm.

Our Board did not hold any formal meetings during Fiscal 2024 but have either held informal meetings, which our sole Director at the time, Mr. Hong, attended, or acted by unanimous written consent. Other matters requiring approval by our Board were handled via a unanimous written consent. We do not have a policy requiring that directors attend our annual meetings of stockholders and Mr. Hong did not attend our 2024 Annual Meeting of Stockholders.

Our Board of Directors

The Board is elected annually at a meeting of our stockholders and each director serves for a one-year term until the next annual meeting of our stockholders and until his successor is elected and qualified, or until an earlier resignation or removal. Each of our executive officers is appointed by, and serves at the direction of, our Board, subject to the terms of our employment agreement with our President and Chief Executive Officer, which establishes, among other things, such executive officer’s term of office.

Director Independence and Board Committees

Our common stock was listed on The Nasdaq Capital Market (“Nasdaq”) until September 27, 2018. On September 27, 2018, our common stock began trading on the OTCQX® Best Market and on August 11, 2020, our common stock was transferred to the OTCBB®. OTCBB® does not require that a majority of the board of directors be independent. Our Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board has determined that all of our current directors other than Mr. Hong, our Chief Executive Officer, have no relationships with the Company or management that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director of the Company The Board currently performs oversight functions that include the following:

●	review and approve our programs and arrangements for our Section 16 executive officers, including salary, incentive compensation, equity compensation and perquisite programs;
●	review the evaluation process and compensation structure for our non-Section 16 executive officers;
●	develop and evaluate potential candidates for executive positions and oversee the development of executive succession plans;
●	review and act as administrator of our incentive compensation and other stock-based plans;
●	lead the search for individuals qualified to become members of the Board and select director nominees to be presented at our annual meetings of stockholders;
●	review the standards applied by the Board in making determinations as to whether a director satisfies applicable independence requirements;

●	review the Board’s structure;
●	oversight of cybersecurity risk management and strategy processes;
●	select appropriate individuals to serve as Chief Executive Officer and other executive officer positions; and
●	review changes in legislation, regulations and other developments impacting corporate governance and make appropriate decisions with respect to these matters and corporate governance matters generally.

Audit Committee

In June 2025, the Board reinstated the Audit Committee and appointed Jun Cho to the Audit Committee. The primary functions of our Audit Committee are, among other things, to:

●	oversee our financial reporting process, including discussing with our independent registered public accounting firm the scope and plans for all annual audits and discussing with management and our independent registered public accounting firm the adequacy and effectiveness of our accounting and financial controls, systems to monitor and manage business risk, and legal and ethical compliance programs;
●	review with management and our independent registered public accounting firm all of our audited and interim financial statements;
●	review and approve in advance any transactions by us with related parties;
●	appoint, terminate, replace, ensure the independence of and oversee our independent registered public accounting firm;
●	pre-approve all audit services and, subject to a “de minimus” exception, all permissible non-audit services to be performed by the independent registered public accounting firm;
●	be responsible for setting the corporate tone for quality financial reporting and sound business risk practices and ethical behavior; and
●	establish procedures for the confidential and anonymous submission, receipt, retention and treatment of concerns or complaints regarding accounting, internal accounting controls and auditing matters.

Director Nominations

Our Board is responsible for identifying, evaluating, recommending and selecting nominees to serve as directors of our Company.

Identification and Evaluation of Director Nominees

Our Board may utilize a variety of methods for identifying director nominees in the future. For example, potential director candidates may come to the attention of our Board, executive officers, professional search firms, stockholders or others. In Fiscal 2024, our Board did not retain any consultants or advisors to assist in identifying and evaluating director nominees.

Stockholder Recommendations of Director Candidates

Any recommendations for director candidates are evaluated by our Board of Directors. The Board does not evaluate director candidates differently based on whether the candidate is recommended by a stockholder or otherwise, and any stockholder recommended candidate would be included in and evaluated in the same manner as the pool of other prospective director candidates. Any such recommendation should be made in writing to our Corporate Secretary at the address of our principal executive offices and should include the name, address and a current resume and curriculum vitae of the proposed director candidate, a statement describing the candidate’s qualifications and consent to serve on our Board if selected as a director nominee and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is recommending the proposed director candidate, the number of shares of our common stock that are owned of record or beneficially by the recommending stockholder and a description of all arrangements or understandings between the recommending stockholder and the candidate. Any stockholder recommended candidate that is selected by our Board of Directors would be appointed to a vacant seat on the Board or included in the Board’s slate of recommended director nominees for election at our next annual meeting of stockholders.

Stockholder Nominations of Directors

Our Amended and Restated Bylaws, as amended (“Bylaws”) provide that any stockholder who is entitled to vote at an annual meeting of our stockholders and who complies with the notice requirements set forth in our Bylaws may nominate persons for election to our Board of Directors at the applicable annual meeting. These notice requirements provide that a stockholder desiring to nominate a director to our Board of Directors must do so by written notice delivered to or mailed and received by our Corporate Secretary at the address of our principal executive offices within a specified time period before the annual meeting of stockholders at which the director nominee is to be up for election. See “Stockholder Proposals or Director Nominations for 2026 Annual Meeting of Stockholders” in Other Matters for information about these time periods in connection with our 2026 Annual Meeting of Stockholders. The stockholder’s written notice must include, among other things as specified in our Bylaws, certain personal identification information about the stockholder and its recommended director nominee(s); the principal occupation or employment of the recommended director nominee(s); the class and number of shares of the Company that are beneficially owned by the stockholder and its recommended director nominee(s); and any other information relating to the recommended director nominee(s) that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A stockholder who complies in full with all of the notice provisions set forth in our Bylaws will be permitted to present the director nominee at the applicable annual meeting of our stockholders, but will not be entitled to have the nominee included in our Proxy Statement for such meeting unless an applicable SEC rule requires that we include the director nominee in our Proxy Statement. Please refer to the full text of our Bylaws for additional information about these requirements. A copy of our Bylaws may be obtained by writing to our Corporate Secretary at the address of our principal executive offices or may be accessed on our website, www.netlist.com, or through our SEC filings available at www.sec.gov.

Corporate Governance Guidelines

We withdrew our Corporate Governance Guidelines effective as of the 2020 Annual Meeting of Stockholders. We do not have a hedging policy for our employees, officers and directors at this time.

Compensation Committee Interlocks and Insider Participation

The Board of Directors does not have a compensation committee. It is the view of the Board of Directors that the Board need not have a compensation committee because one of the Company’s directors, Mr. Hong, who also serves as our Chief Executive Officer, has sufficient information, experience and alignment with stockholder interests to perform the functions relative to executive compensation.

In addition, the Board has from time to time engaged the services of outside consultants to assist in making decisions regarding the establishment of Netlist’s compensation philosophy and programs. In Fiscal 2024, our Board did not engage the services of any compensation consultants.

Insider Trading Policy and Procedures

We maintain an Insider Trading Policy that prohibits directors, officers, employees, consultants and their family members from trading in our stock when in possession of material, non-public information about the Company. Our Insider Trading Policy also prohibits our officers, directors, employees, consultants and their family members from, among other things, engaging in speculative transactions in our securities, including by way of the purchase or sale of a put option, a call option or a short sale (including a short sale “against the box”), but permits pledging if a request is submitted to our corporate secretary at least two weeks prior to the proposed execution of documents evidencing the proposed pledge. Our officers, directors, employees, consultants and their family members may not purchase or sell our stock (i) during the period starting two weeks before the end of each calendar quarter and ending two full trading days after the release of our quarterly or annual earnings results, or (ii) during any blackout period announced by our corporate secretary unless the sale is made pursuant to a 10b5-1 trading plan. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations applicable to us. A copy of our insider trading policy is filed as Exhibit 19 to the 2024 Annual Report.

Board Leadership Structure and Role in Risk Oversight

Mr. Hong serves as Chairman of the Board and Chief Executive Officer. As one of our founders and due to his involvement in our day-to-day operations, he possesses in-depth knowledge of the issues, opportunities and challenges facing the Company. The Board believes Mr. Hong’s combined role, along with his ownership in the Company, enhances accountability and supports the development and execution of our strategy, all of which our Board believes are essential to the effective governance of our Company. The Board is responsible for risk oversight of our Company.

Stockholder Communications with the Board of Directors

Any stockholder who desires to contact our Board of Directors or any member of our Board of Directors may do so by writing to our Board of Directors, care of our Corporate Secretary, at the address of our principal executive offices. Copies of any such written communication received by the Corporate Secretary will be provided to our full Board of Directors or the identified Board member(s), unless the communication is considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s).

EXECUTIVE OFFICERS

Each of our executive officers is appointed by, and serves at the direction of, our Board, subject to the terms of our employment agreement with Chun K. Hong, our President and Chief Executive Officer, which is described under “Executive Officer and Director Compensation — Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Employment Agreements” in this Proxy Statement below, and which establishes, among other things, Mr. Hong’s term of office.

The narrative below provides, for Gail Sasaki, our only executive officer other than Mr. Hong, such individual’s age as of July 9, 2025; current position(s) with our Company; tenure in such position(s); information about such individual’s business experience and qualifications, including principal occupation or employment and principal business of the employer, if any, for at least the past five years; and involvement in certain legal or administrative proceedings, if any. Such information about Mr. Hong, who is also a director of our Company, is set forth below in the description of Proposal No. 1. There is no arrangement or understanding between any executive officer and any other person or persons pursuant to which any executive officer was or is to be selected as an executive officer of the Company.

Gail Sasaki, 68, is our Executive Vice President and Chief Financial Officer. Ms. Sasaki has been our Corporate Secretary since August 2007. Ms. Sasaki joined us in 2006 as Vice President of Finance and subsequently assumed the role of Chief Financial Officer in January 2008. Prior to her tenure at Netlist, Ms. Sasaki served in various senior financial roles, including Chief Financial Officer of eMaiMai, Inc., a commercial technology company based in Hong Kong and mainland China; Chief Financial Officer, Senior Vice President of Finance, Secretary and Treasurer of eMotion, Inc. (a Kodak subsidiary and formerly Cinebase Software), a developer of business-to-business media management software and services; and Chief Financial Officer of MicroNet Technology, Inc., a leader in storage technology. Ms. Sasaki also spent seven years in public accounting, leaving as an audit manager with Arthur Young (now known as Ernst &Young LLP). Ms. Sasaki earned a Bachelor’s degree from the University of California, Los Angeles and also earned a Master of Business Administration degree from the University of Southern California.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The table below provides information about the compensation awarded to, earned by or paid to each of the following individuals, which we refer to collectively as our “named executive officers,” for Fiscal 2024, and our fiscal year ended December 30, 2023 (“Fiscal 2023”); each person serving at any time during Fiscal 2024 as our principal executive officer (our President and Chief Executive Officer, Mr. Hong); and our only other executive officer serving as such at any time during Fiscal 2024 (our Executive Vice President, Chief Financial Officer and Corporate Secretary, Ms. Sasaki).

Summary Compensation Table

The table below provides information about the compensation awarded to, earned by or paid to each of our named executive officers for each of the last two fiscal years.

		Base		Stock	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Awards($)(1)	Compensation($)(2)	Total($)
Chun K. Hong(3)	2024	450,000	—	997,500	109,914	1,557,414
President, Chief Executive Officer and Director	2023	450,000	—	1,509,475	93,732	2,053,207
Gail Sasaki	2024	275,000	—	133,000	7,858	415,858
Executive Vice President, Chief Financial Officer and Corporate Secretary	2023	275,000	—	302,500	5,757	583,257

(1)	Represents the grant date fair value of the RSUs granted during the year calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”). The grant date fair value was determined using the fair value of the underlying shares of our common stock.
(2)	For Fiscal 2024, the amount consists of (a) for Mr. Hong, $11,821 for automobile rental payments, $21,976 for other vehicle-related costs, $36,708 for a country club membership, $29,135 for a health club membership, and $10,274 for income tax and estate planning costs incurred on Mr. Hong’s behalf and (b) for Ms. Sasaki, $1,590 for a health club membership, $3,000 for matching contribution for a savings plan that qualifies as a defined contribution plan under Section 401(k) of the Internal Revenue Code (the “Code”) and $3,268 for cell phone services.

For Fiscal 2023, the amount consists of (a) for Mr. Hong, $11,821 for automobile rental payments, $12,098 for other vehicle-related costs, $34,925 for a country club membership, $18,622 for a health club membership, and $16,266 for income tax and estate planning costs incurred on Mr. Hong’s behalf and (b) for Ms. Sasaki, $2,757 for a health club membership and $3,000 for matching contribution for a savings plan that qualifies as a defined contribution plan under Section 401(k) of the Code.

(3)	Mr. Hong received no additional compensation for his service as a director.

Narrative Disclosure to Summary Compensation Table

Employment Agreements – Chief Executive Officer

We entered into an employment agreement with our President and Chief Executive Officer, Mr. Hong, in September 2006. This agreement provides for an initial base salary plus other specified benefits, including the reimbursement of professional fees and expenses incurred in connection with income and estate tax planning and preparation, income tax audits and the defense of income tax claims; the reimbursement of membership fees and expenses for professional organizations and one country club; the reimbursement of employment-related legal fees; automobile rental payments and other vehicle-related expenses; and the reimbursement of health club membership fees and other similar health-related expenses. Mr. Hong may earn annual cash performance bonuses, at the discretion of our Board, of up to 100% of his base salary based upon the achievement of individual and Company performance objectives.

Mr. Hong’s employment agreement automatically renews for additional one-year periods unless we provide or Mr. Hong provides notice of termination six months prior to the renewal date, but at all times Mr. Hong may terminate his employment upon six months’ advance written notice to us and we may terminate Mr. Hong’s employment upon 30 days’ advance written notice to Mr. Hong. If we terminate Mr. Hong’s employment without cause or if he resigns from his employment for good reason, which includes a termination or resignation upon a change of control of our

Company, Mr. Hong would be entitled to receive continued payments of his base salary for one year, reimbursement of medical insurance premiums during that period unless he becomes employed elsewhere, a pro-rated portion of his annual performance bonus, and, if any severance payment is deemed to be an “excess parachute payment” within the meaning of Section 280G of the Code, an amount equal to any excise tax imposed under Section 4999 of the Code. In addition, upon any such termination or resignation, any unvested stock options held by Mr. Hong would immediately become fully vested and exercisable as of the effective date of the termination or resignation. If Mr. Hong’s employment is terminated due to death or disability, he or his estate would receive a lump-sum payment equal to half of his annual base salary and any stock options held by Mr. Hong would vest to the same extent as they would have vested one year thereafter. Additionally, if Mr. Hong’s employment is terminated due to death or disability, 25% of the shares subject to outstanding stock options, or such lesser amount as is then unvested, would immediately vest and become exercisable. If Mr. Hong resigns without good reason or is terminated for cause, we would have no further obligation to him other than to pay his base salary or other amounts earned by him through the date of resignation or termination.

For purposes of Mr. Hong’s employment agreement:

●	“cause” means a reasonable determination by the Board, acting in good faith based upon actual knowledge at the time, that Mr. Hong has (i) materially breached the terms of his employment agreement, or any other material agreement between us and Mr. Hong, including an arbitration agreement and a proprietary information and invention assignment agreement, (ii) committed gross negligence or engaged in serious misconduct in the execution of his assigned duties, (iii) been convicted of a felony or other serious crime involving moral turpitude, (iv) materially refused to perform any lawful duty or responsibility consistent with Mr. Hong’s position with our Company, or (v) materially breached his fiduciary duty or his duty of loyalty to our Company;
●	“good reason” means (i) the assignment to Mr. Hong, without his consent, of duties inconsistent with his position so as to constitute a diminution of status with our Company, including an assignment of Mr. Hong to a position other than President and Chief Executive Officer of our Company, (ii) our reduction of Mr. Hong’s base salary as in effect at any time without Mr. Hong’s consent, other than a decrease of up to (and including) 10% in connection with an adverse change in the business operations or financial condition of our Company, (iii) the occurrence of a change of control, or (iv) a requirement that Mr. Hong relocate (or report on a regular basis) to an office outside of Orange County without his consent; and
●	a “change of control” means the occurrence of any of the following: (i) any person or entity is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of our Company representing a percentage of the combined voting power of our then-outstanding securities that is greater than 50%, (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date of Mr. Hong’s employment agreement, constituted our Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of our Company) whose appointment or election by the Board or nomination for election by our stockholders is approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the date of Mr. Hong’s employment agreement or whose appointment, election or nomination for election was previously so approved or recommended; (iii) there is consummated a merger or consolidation of our Company in which our Company does not survive or our Company survives but the shares of our common stock outstanding immediately prior to such merger or consolidation represent 50% or less of the voting power of our Company after such merger or consolidation; or (iv) our stockholders approve a plan of our complete liquidation or dissolution or there is consummated an agreement for our sale or disposition of all or substantially all of our assets, other than a sale or disposition of all or substantially all of our assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership of our Company immediately prior to such sale.

Employment Agreements – Chief Financial Officer

Ms. Sasaki is employed by the Company as its Executive Vice President, Chief Financial Officer and Corporate Secretary on a full-time basis and is not subject to a formal employment agreement. Ms. Sasaki currently receives an annual base salary of $275,000, annual cash performance bonuses and incentive awards in the discretion of the Board, and other benefits, including matching contribution for a savings plan that qualifies as a defined contribution plan under

Section 401(k) of the Code and the reimbursement of health club membership fees and other similar health-related expenses.

Retirement Benefits

We maintain a savings plan that qualifies as a defined contribution plan under Section 401(k) of the Code, to which all of our employees, including our named executive officers, are able to contribute up to the limit prescribed by applicable tax rules on a before-tax basis. All of these employee contributions are fully vested upon contribution. In addition, we may make matching contributions on the contributions of our employees on a discretionary basis. In Fiscal 2024 and Fiscal 2023, we made matching contributions of $117,195 and $115,733, respectively.

Potential Payments upon Termination or Change-in-Control

We have agreed to provide severance and change of control payments and benefits to Mr. Hong under specified circumstances, as described above.

The following sets out the estimated potential payments upon termination or a change in control for Mr. Hong, based on the assumptions discussed above and assuming such event occurred on December 28, 2024, the last business day of Fiscal 2024:

●	If we terminate Mr. Hong’s employment without cause or if he resigns from his employment for good reason, which includes a termination or resignation upon a change of control of our Company, Mr. Hong would be entitled to receive $450,000 as his base salary, $29,690 as reimbursement of medical insurance premiums, and $35,012 as fair value of unvested stock options held by Mr. Hong that would immediately become fully vested and exercisable.
●	If Mr. Hong’s employment is terminated due to death or disability, he would be entitled to receive $225,000 as his base salary and $35,012 as fair value of unvested stock options held by Mr. Hong that would vest to the same extent as they would have vested one year thereafter.

Outstanding Equity Awards at Fiscal Year End

The following table shows information about the equity awards held by our named executive officers as of the end of Fiscal 2024:

		Option Awards				Stock Awards
		Number of	Number of
		Securities	Securities			Number of	Market
		Underlying	Underlying			Shares	Value of
		Unexercised	Unexercised	Option	Option	That Have	Shares That
		Options	Options	Exercise	Expiration	Not	Have Not
Name	Grant Date	Exercisable(#)(1)	Unexercisable(#)(1)	Price($)	Date	Vested(#)(2)	Vested($)(2)
Chun K. Hong	1/6/2015	300,000	—	0.84	1/6/2025	—	—
	1/18/2016	300,000	—	0.70	1/18/2026	—	—
	2/14/2017	300,000	—	1.02	2/14/2027	—	—
	1/13/2021	937,500	62,500	0.72	1/13/2031	—	—
	1/25/2022	—	—	—	—	300,000	251,250
	3/16/2023	—	—	—	—	374,250	313,434
	5/14/2024	—	—	—	—	750,000	628,125
Gail Sasaki	1/13/2021	—	—	—	—	12,500	10,469
	1/25/2022	—	—	—	—	125,000	104,688
	3/16/2023	—	—	—	—	25,000	20,938
	5/14/2024	—	—	—	—	100,000	83,750

(1)	Represents stock option awards granted under the Amended and Restated 2006 Equity Incentive Plan (the “Amended 2006 Plan”). These stock option awards that are not fully exercisable vest in 16 equal quarterly installments, subject to continued service on each vesting date, subject to accelerated vesting in certain circumstances as described under “Employment Agreements – Chief Executive Officer” above.
(2)	Represents RSUs granted under the Amended 2006 Plan. Restrictions on RSUs lapse in eight equal semi-annual installments from the grant date.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We did not grant stock options or similar awards as part of our equity compensation program in Fiscal 2024. If stock options or similar awards are granted, our policy is to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates, but some option grants may be granted close in time to the extent those options are being granted upon hiring of new executive officers and in connection with annual grants being made as part of our director compensation policy upon appointment of a new director and on an annual basis at each annual meeting. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.

During the period covered by this report, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

During fiscal year 2024, none of our named executive officers were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information (other than a Form 8-K that disclosed a material new option award grant under Item 5.02(e)), and ending one business day after the filing or furnishing of such reports.

DIRECTOR COMPENSATION

For Fiscal 2024, we only had one director, Mr. Hong, and he received no additional compensation for his service as director.

Non-employee directors receive annual cash compensation of $40,000, which is paid in four equal quarterly installments. All of our directors, including our non-employee directors, are also reimbursed for their reasonable out-of-pocket expenses incurred in attending board and board committee meetings.

PAY VERSUS PERFORMANCE

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officer (“Non-PEO NEO”), and Company performance for the fiscal years listed below.

			Summary		Value of Initial Fixed			Company
			Compensation	Compensation	$100 Investment Based On:			Selected
	Summary		Table	Actually		Peer Group		Measure:
	Compensation	Compensation	Total for	Paid to	Total	Total	Net Income	Market
	Table Total	Actually	Non-PEO	Non-PEO	Shareholder	Shareholder	(Loss)	Capitalization
Year	for PEO	Paid to PEO	NEO	NEO	Return	Return	(in thousands)	(in millions)
(a)	(b)(1)	(c)(2)	(d)(3)	(e)(4)	(f)(5)	(g)(6)	(h)(7)	(i)(8)
2024	$1,557,414	$(609,287)	$415,858	$59,121	$263	$184	$(53,865)	$224
2023	$2,053,207	$3,447,726	$583,257	$942,188	$590	$147	$(60,398)	$468
2022	$3,204,888	$(3,634,867)	$952,855	$(555,004)	$361	$119	$(33,370)	$261

(1)  The dollar amounts reported in column (b) represent the amounts of total compensation reported for Mr. Hong, our PEO, for each corresponding fiscal year in the “Total” column of the Summary Compensation Table.

(2)  The dollar amounts reported in column (c) represent the amount of compensation actually paid (“CAP”) to Mr. Hong as computed in accordance with Item 402(v) of Regulation S-K, for each covered fiscal year. The dollar amounts do not reflect the actual amounts of compensation earned or received by or paid to Mr. Hong during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Hong’s total compensation for each covered fiscal year to determine CAP.

Change in
Fair Value as
of Vesting Date
of Stock Awards
and Option Awards
			Fair Value at	Change in	Fair Value at	Granted in
			Fiscal Year End	Fair Value of	Vesting of Stock	Prior Fiscal Years
		Deduction of	of Outstanding and	Outstanding and	Awards and Option	For Which
	Summary	Stock Awards	Unvested Stock	Unvested Stock Awards	Awards Granted	Applicable Vesting
	Compensation	and Option	Awards and Option	and Option Awards	in Fiscal Year	Conditions Were
	Table Total	Awards	Awards Granted	Granted in Prior	That Vested	Satisfied During	Compensation
Year	for PEO	for PEO	in Fiscal Year	Fiscal Years	During Fiscal Year	Fiscal Year	Actually Paid
2024	$1,557,414	$(997,500)	$628,125	$(1,553,844)	$-	$(243,482)	$(609,287)
2023	$2,053,207	$(1,509,475)	$938,120	$951,141	$-	$1,014,733	$3,447,726
2022	$3,204,888	$(2,696,000)	$805,000	$(4,006,402)	$315,000	$(1,257,353)	$(3,634,867)

(3)  The dollar amounts reported in column (d) represent the amounts of total compensation reported for our only Non-PEO NEO, Ms. Sasaki, for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year.

(4)  The dollar amounts reported in column (e) represent the amounts of CAP to Ms. Sasaki, as computed in accordance with Item 402(v) of Regulation S-K, for each covered fiscal year. The dollar amounts do not reflect the actual amount of compensation earned or received by or paid to Ms. Sasaki during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Ms. Sasaki’s total compensation for each covered fiscal year to determine CAP.

Change in
Fair Value as
of Vesting Date
of Stock Awards
and Option Awards
			Fair Value at	Change in	Fair Value at	Granted in
		Deduction of	Fiscal Year End	Fair Value of	Vesting of Stock	Prior Fiscal Years
	Summary	Stock Awards	of Outstanding and	Outstanding and	Awards and Option	For Which
	Compensation	and Option	Unvested Stock	Unvested Stock Awards	Awards Granted	Applicable Vesting
	Table Total	Awards	Awards and Option	and Option Awards	in Fiscal Year	Conditions Were
	for Non-PEO	for Non-PEO	Awards Granted	Granted in Prior	That Vested	Satisfied During	Compensation
Year	NEO	NEO	in Fiscal Year	Fiscal Years	During Fiscal Year	Fiscal Year	Actually Paid
2024	$415,858	$(133,000)	$83,750	$(273,656)	$-	$(33,831)	$59,121
2023	$583,257	$(302,500)	$188,000	$198,469	$-	$274,962	$942,188
2022	$952,855	$(674,000)	$201,250	$(753,093)	$78,750	$(360,766)	$(555,004)

(5)  The cumulative Company total shareholder return (“TSR”) amounts reported in column (f) are calculated by dividing the sum of the cumulative amount of dividends for the period starting at the market close on the last trading day before the Company’s earliest fiscal year in the table through and including the end of the fiscal year for which the TSR amount is being calculated (the “measurement period”), assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The comparison assumes $100 was invested in the Company for the measurement period. Historical stock performance is not necessarily indicative of future stock performance.

(6)  The cumulative Peer Group TSR amounts reported in column (g) utilizes the S&P 500 Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our 2024 Annual Report. The comparison assumes $100 was invested in the S&P 500 Index for the measurement period. Historical stock performance is not necessarily indicative of future stock performance.

(7)  The dollar amounts reported in column (h) represent the amounts of net income (loss), in thousands, reflected in our audited financial statements for each covered fiscal year.

(8)  While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, we determined that market capitalization at each fiscal year-end, as reported in column (i), to be the most important financial performance measure (that is not otherwise required to be disclosed in the table) used to link the Company’s performance to CAP to our PEO and Non-PEO NEO, which we believe is a strong driver in determining the Company’s performance. The Company’s market capitalization is calculated as the product of (i) the total number of outstanding shares of the Company’s voting and non-voting common stock held by non-affiliates of the Company as of the close of market on the last trading day of the Company’s completed fiscal year and (ii) the last reported sales price of the Company’s common stock as of the close of market on such trading day, as reported on the OTCQB® marketplace.

Relationships Between Compensation Actually Paid and Performance Measures

The company's executive compensation program reflects a variable pay-for-performance philosophy. While the company utilizes several performance measures to align executive compensation with company performance, all of those measures are not presented in the Pay Versus Performance table above. Moreover, as discussed above, the company generally seeks to incentivize long-term performance, and therefore does not specifically align the company's performance measures with CAP for a particular year. In accordance with SEC rules, the following information explains how the CAP to our PEO and CAP to our Non-PEO NEO, each compares to our cumulative TSR, net income (loss), and market capitalization. We've also addressed how our three-year TSR compares to the TSR of the S&P 500 Index.

Compensation actually paid to our PEO and Non-PEO NEO directionally aligns with our financial performance as summarized below.

●	2024: The CAP to our PEO and Non-PEO NEO were lower relative to 2023, mainly due to Company TSR and market capitalization decreased by 55% and 52%, respectively.
●	2023: The CAP to our PEO and Non-PEO NEO increased relative to 2022, which was reflected by 63% growth in Company TSR year-over-year, and TSR well above the S&P 500 Index. Another key factor driving the increase in CAP was the increase of 79% in our market capitalization year-over-year, primarily driven by a jury award to us for $303 million in damages against Samsung.
●	2022: The CAP to our PEO and Non-PEO NEO were lower relative to 2021. There was an insignificant increase in worldwide supply of semiconductor memory and storage that contributed to declines in demand and average selling prices of our products. As a result, Company TSR and market capitalization decreased by 82% year-over-year.

Compensation Actually Paid, Company TSR, and Peer Group TSR

The following graph displays our CAP vs. Company TSR and Peer Group TSR over the three most recently completed fiscal years.

Compensation Actually Paid vs. TSR
Compensation Actually Paid ($ 000)
Value of Initial $100 Investment (TSR)
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
$(4,000)
$700
$600
$500
$400
$300
$200
$100
$-
2022
2023
2024
$(3,635)
$(555)
$361
$119
$3,448
$942
$590
$147
$(609)
$59
$263
$184
Compensation Actually Paid to PEO
Compensation Actually Paid to Non-PEO NEO
Company TSR
Peer Group TSR

Compensation Actually Paid and Net Loss

The following graph displays our CAP vs. net loss over the three most recently completed fiscal years.

Compensation Actually Paid and Market Capitalization

The following graph displays our CAP vs. market capitalization over the three most recently completed fiscal years.

Financial Performance Measures

For Fiscal 2024, the financial performance measures that the Company considers to have been the most important in linking CAP to our PEO and Non-PEO NEO to the Company’s performance are as follows:

●	Market Capitalization
●	Revenue
●	EBITDA

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain one equity incentive plan, the Amended 2006 Plan. The Amended 2006 Plan initially became effective in 2006, and was amended and restated in 2010, 2016 and 2019. Our Board and our stockholders have previously approved the Amended 2006 Plan, including all amendments and restatements of such plan. The following table provides information as of December 28, 2024, about compensation plans under which our equity securities are authorized for issuance:

	Equity Compensation Plan Information
				(c) Number of
	(a) Number of			securities
	securities to be		(b) Weighted-average	remaining available
	issued upon		exercise price of	for future equity
	exercise of		outstanding options,	compensation plans
	outstanding options,		warrants and	(excluding securities
Plan Category	warrants and rights		rights($)(1)	reflected in column (a))
Equity compensation plans approved by security holders	6,258,873	(2)	0.78	692,001	(3)
Equity compensation plans not approved by security holders	415,000	(4)	1.01	—
Total	6,673,873		0.06	692,001

(1)	The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and do not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs, which have no exercise price.
(2)	This number includes the following outstanding awards granted under the Amended 2006 Plan: 3,256,363 shares subject to outstanding stock options and 3,002,510 shares subject to outstanding RSUs.
(3)	Consists of shares that remained available for future issuance under the Amended 2006 Plan as of December 28, 2024, which provides that the number of shares of common stock issuable under the Amended 2006 Plan automatically increases on the first day of each calendar year by the number of shares equal to the lesser of (i) 2.5% of the issued and outstanding shares of common stock as of January 1 of such year and (ii) 1,200,000 shares of common stock.
(4)	Consists of 415,000 RSUs outstanding as of December 28, 2024.

Share Reserve and Share Limits

Each January 1, the number of shares reserved for issuance under the Amended 2006 Plan automatically increased by the lesser of (i) 2.5% of the shares then issued and outstanding, or (ii) 1,200,000 shares. As of July 9, 2025, there were 21,005,566 total shares reserved for issuance under the Amended 2006 Plan, including 4,721,706 shares subject to outstanding equity awards granted under this plan.

Any shares subject to an award or portion of an award which is forfeited, canceled or expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares which may be issued under the Amended 2006 Plan. Shares that have been issued under the Amended 2006 Plan pursuant to an award generally shall not be returned to the reserve under the Amended 2006 Plan and shall not become available for future issuance under the Amended 2006 Plan, except that if unvested shares are forfeited, or repurchased by us at the lower of their original purchase price or their fair market value at the time of repurchase, such shares shall become available for future grant under the Amended 2006 Plan. Shares tendered or withheld in payment of an option exercise price shall not be returned to or become available for future issuance under the Amended 2006 Plan.

Under the Amended 2006 Plan, the maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,000,000 shares (with an additional 1,000,000 shares of stock in connection with the participant’s initial employment). For awards of restricted stock, RSUs, and performance units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares granted to a participant during a calendar year is 1,000,000 shares.

REPORT OF AUDIT COMMITTEE

Our sole Director for Fiscal 2024, Chun K. Hong (in the absence of an audit committee), has reviewed the audited financial statements for Fiscal 2024 and discussed them with management and with the independent auditors, MGO. Mr. Hong also discussed with MGO the matters required to be discussed by the applicable Public Company Accounting Oversight Board (the “PCAOB”) standards and SEC requirements.

Mr. Hong has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Board concerning independence and has discussed with the independent auditors their independence. Mr. Hong has concluded that the independent auditors currently meet applicable independence standards.

Mr. Hong has reviewed the independent auditors’ fees for audit and non-audit services for Fiscal 2024. Mr. Hong considered whether such non-audit services are compatible with maintaining auditor independence and has concluded that they are compatible at this time.

Based on a review of the audited financial statements and the other materials referred to above and the various discussions referred to above, Mr. Hong determined that the audited financial statements be included in the 2024 Annual Report.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Party Transactions

Except as described below and except for employment arrangements and compensation for Board service, which are described in “Director Compensation,” since December 30, 2023, there has not been, nor is there currently proposed, any transaction or series of transactions in which our Company was or is to be a participant, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for our last completed fiscal year, and in which any director, officer or beneficial owner of more than 5% of our common stock, or member of any such person’s immediate family, had or will have a direct or indirect material interest.

Our Executive Vice President of Sales and Operations (formerly, our Vice President of Netlist Base and Commodity Sales), Paik K. Hong, is the brother of Chun K. Hong, our President, Chief Executive Officer and Director. For fiscal year 2024, Mr. P. K. Hong earned a cash salary of $250,000. He received $1,400 for weekly fitness training and $3,000 for matching contributions for a savings plan that qualifies as a defined contribution plan under Section 401(k) of the Code. He was also granted 100,000 shares of RSUs with the grant date fair value of $133,000 measured in accordance with ASC 718. For fiscal year 2023, Mr. P. K. Hong earned a cash salary of $233,334. He received $14,950 for weekly fitness training and $3,000 for matching contributions for a savings plan that qualifies as a defined contribution plan under Section 401(k) of the Code. He was also granted 50,000 shares of RSUs with the grant date fair value of $182,500 measured in accordance with ASC 718. The grant date fair value was determined using the fair value of the underlying shares of our common stock.

We have entered into indemnification agreements with each of our directors and executive officers. In general, these agreements require us to indemnify each such individual to the fullest extent permitted under Delaware law against certain liabilities that may arise by reason of their service for us, and to advance expenses incurred as a result of any such proceeding as to which any such individual could be indemnified.

Policies and Procedures for Review and Approval of Related Person Transactions

The Board of Directors is responsible for reviewing and approving in advance any transactions with a related party in accordance with our related party transaction policy. We have adopted a written policy that requires all transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Board. Any request for such a transaction must first be presented to the Board for review, consideration and approval. In approving or rejecting any such proposal, the Board is to consider the relevant facts and circumstances available and deemed relevant to the Board, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. To the extent any such transactions arise between the Board and our Company, we will seek stockholder approval.

Proposal No. 1 — Election of Directors

Our Board of Directors has nominated each of Chun K. Hong, Blake Welcher, and Jun Cho for re-election as our directors at the Annual Meeting. If elected, they will each serve until the 2026 Annual Meeting of Stockholders and until his respective successor is duly elected or appointed and qualified or until his earlier resignation or removal.

The director nominees named in this Proxy Statement has consented to being named as a nominee and has agreed to serve as a director, if elected. The persons named as proxies in the accompanying proxy card will vote the shares covered by any properly submitted proxy card for the election of each of the director nominees named in this Proxy Statement, unless the proxy card indicates otherwise. The accompanying proxy card contains a discretionary grant of authority with respect to this proposal, so that if one or more of the named director nominees becomes unable or unwilling to serve, the persons named as proxies may vote for the election of any substitute nominees that our Board of Directors may propose. However, the persons named as proxies may not vote for a greater number of persons than the total number of directors to be elected at the Annual Meeting, which is one.

There is no arrangement or understanding between our directors or director nominees and any other person or persons pursuant to which any such individual was or is to be selected as a director or director nominee of the Company. There are no family relationships between our directors, director nominees or executive officers.

Director Nominees

Chun K. Hong, 64, is one of the founders of Netlist and has been our President and Chief Executive Officer and a director since our inception in June 2000. Mr. Hong assumed the title of Chairman of the Board of Directors in January 2004 and became the sole member of the Board of Directors in August 2020. Prior to his tenure at Netlist, Mr. Hong had served in various other executive positions including President and Chief Operating Officer of Infinilink Corporation, a DSL equipment company; as Executive Vice President of Viking Components, Inc., a memory subsystems manufacturing company; and as General Manager of Sales at LG Semicon Co., Ltd., a public semiconductor manufacturing company in South Korea. Mr. Hong received his Bachelor of Science degree in economics from Virginia Commonwealth University and his Master of Science degree in technology management from Pepperdine University’s Graduate School of Management. As one of our founders and as our Chief Executive Officer, Mr. Hong brings to the Board extensive knowledge of our organization and our market.

Blake Welcher, 63, currently serves as a Strategic Board Member of Curbit. He also served as Chief Legal Officer of Revolution Prep LLC and as Vice President, General Counsel of PSI Servies LLC. Prior to this, he had a long tenure at DTS, Inc. As Executive VP, Legal & Licensing, General Counsel, and Corporate Secretary, he oversaw the company’s global legal and licensing operations, corporate governance and risk management. Mr. Welcher holds a Juris Doctorate and Masters of Intellectual Property degree from Franklin Pierce Law Center and is a U.S. licensed Patent Attorney. He received his undergraduate degree from California Polytechnic State University at San Luis Obispo..

Jun Cho, 64, most recently served as Vice President and General Counsel for the India Asia Pacific Region for Stellantis NV, where he led initiatives in technology licensing, product distribution, M&A transactions and joint ventures, from Beijing, Shanghai and Auburn Hills. Prior to that, he specialized in international financing and corporate transactions working for Debevoise & Plimpton in New York, Kim & Chang in Seoul, Korea and Arnold & Porter in Washington D.C. Mr. Cho holds a Juris Doctorate degree from the New York University School of Law and is admitted to the bar in the state of New York and in Washington D.C. He received his undergraduate degree from the College of William and Mary.

Unless authority to vote for the nominee is withheld, the shares represented by the enclosed proxy will be voted FOR the election of each of Chun K. Hong, Blake Welcher, and Jun Cho as director. In the event that a nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in such nominee’s place. We have no reason to believe that any of the nominees will be unable or unwilling to serve as a director.

A plurality of the votes cast “FOR” the nominees at the Annual Meeting is required to elect the nominees as directors.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF CHUN K. HONG, BLAKE WELCHER, AND JUN CHO AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

Our Board has appointed MGO as our independent registered public accounting firm for Fiscal 2025. Representatives of MGO are expected to be available in person or via teleconference at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

In appointing MGO as our independent registered public accounting firm, our Board considered MGO’s independence with respect to the services to be performed and other factors our Board believed to be relevant and in the best interests of our stockholders. Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise; however, as a matter of good corporate governance, our Board has decided to submit the appointment to stockholders for ratification. If our stockholders fail to ratify the appointment, our Board will reconsider whether or not to retain the firm. Even if the appointment is ratified, our Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if it determines such a change would be in the best interests of the Company and its stockholders. In addition, if MGO declines to act or otherwise becomes incapable of acting as our independent registered public accounting firm or if MGO’s engagement is otherwise discontinued for any reason, our Board will appoint another firm to serve as our independent registered public accounting firm for Fiscal 2025.

Change in Independent Registered Public Accounting Firm

On June 13, 2024, Mr. Hong, our sole Director at the time, approved the dismissal of KMJ Corbin & Company LLP (“KMJ”) as the Company’s independent registered public accounting firm. Representatives of KMJ are not expected to be present at the Annual Meeting. Prior to its dismissal, KMJ issued an audit report on the consolidated financial statements of the Company for Fiscal 2023.

The audit report of KMJ on the consolidated financial statements of the Company for Fiscal 2023 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During Fiscal 2023, and the subsequent interim period through June 13, 2024, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and KMJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KMJ, would have caused KMJ to make reference to the subject matter of such disagreements in connection with its report on the financial statements for such periods.

During Fiscal 2023 and the subsequent interim period through June 13, 2024, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Also on June 13, 2024, Mr. Hong approved the appointment of MGO as our new independent registered public accounting firm for Fiscal 2024. Prior to their appointment as our independent registered public accounting firm effective June 13, 2024, neither we nor anyone acting on its behalf consulted with MGO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that MGO concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Fees Paid to Independent Registered Public Accounting Firm

Our independent registered public accounting firm is MGO. MGO served as our independent public accounting firm for the Fiscal 2024, beginning in June 2024. KMJ served as our independent registered public accounting firm for the Fiscal 2023 and for the Fiscal 2024 until June 2024. The following table presents fees for professional services rendered by MGO for the Fiscal 2024 and by KMJ for the Fiscal 2024 and Fiscal 2023:

	Fiscal 2024($)		Fiscal 2023($)
	MGO	KMJ	KMJ
Audit Fees(1)	$245,275	$41,450	$270,200
Audit-Related Fees(2)	—	—	—
Tax Fees(2)	—	—	—
All Other Fees(2)	—	—	—
Total Fees	$245,275	$41,450	$270,200

(1)	Audit fees consist of fees billed or expected to be billed to us for professional services rendered for the audit of our annual consolidated financial statements, the review of our interim condensed consolidated financial statements included in our quarterly reports and the audit of our internal control over financial reporting as required by Section 404. These fees also include fees billed to us for professional services that are normally provided in connection with statutory and regulatory filings or engagements, including the review of our registration statements on Form S-3 and Form S-8 and certain other related matters, such as the delivery of comfort letters and consents in connection with these registration statements.
(2)	MGO and KMJ did not bill to us any audit-related fees, tax fees or other fees in Fiscal 2024 or Fiscal 2023.

Pre-Approval Policies and Procedures

Our Board pre-approves all audit and permissible non-audit services to be performed for us by our independent registered public accounting firm, except for certain “de minimus” non-audit services that may be ratified by our Board. Mr. Hong pre-approved all services performed by KMJ and MGO in Fiscal 2024.

In the event the stockholders do not ratify the appointment of MGO as our independent registered public accounting firm, the Board will reconsider its appointment.

The affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MACIAS GINI & O’CONNELL LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Proposal No. 3 — Advisory Vote To Approve Named Executive Officer Compensation

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this Proxy Statement. Because your vote is advisory, it will not be binding on our Board of Directors. However, our Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers every three years, and the next such advisory vote will occur at the 2028 Annual Meeting of Stockholders.

Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. An effective compensation program is designed to recruit and retain executive leadership and is focused on attaining long-term corporate goals and increasing stockholder value. The Board believes that the Company has taken a responsible approach to compensating our named executive officers. Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The approval of this Proposal No. 3 must be approved by the affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE REQUIREMENTS RULES OF THE SEC.

Proposal No. 4 — Advisory Vote to Approve the Frequency of Future Advisory Votes on Executive Compensation

Under Section 14A of the Exchange Act, our stockholders are allowed to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote to approve executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

At our 2019 annual meeting, our stockholders voted in favor of holding an advisory vote to approve executive compensation every three years. The Board considered the results of the stockholder advisory vote as well as various other factors and determined that the frequency for which the Company should include an advisory vote regarding the compensation of its named executive officers in its future proxy statements for stockholder consideration shall be every three years, until the next stockholder non-binding advisory vote on the frequency of the non-binding advisory vote to approve the compensation of the named executive officers of the Company. Unless the Board modifies its policy on the frequency of holding "say-on-pay" advisory votes, the next "say-on-pay" frequency vote will occur at the 2031 annual meeting.

After careful consideration, the Board believes that submitting the advisory vote to approve executive compensation every three years is appropriate for the Company and its stockholders at this time. The Board believes that an advisory vote at this frequency will provide stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period. An advisory vote that occurs every three years will also permit the Company's stockholders to observe and evaluate the impact of any changes to its executive compensation policies and practices that have occurred since the last advisory vote to approve executive compensation. The Board is therefore recommending that stockholders vote for holding the advisory vote to approve executive compensation every three years.

The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preference on the frequency of advisory votes to approve executive compensation.

This vote is advisory and not binding on the Company or our Board in any way. The Board will take into account the outcome of the vote, however, when considering the frequency of future advisory votes to approve executive compensation. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency selected by our stockholders.

The accompanying proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board. We have determined to view the alternative receiving the greatest number of votes cast as the advisory vote of the stockholders, although such vote will not be binding on us or our Board. Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "3 YEARS" AS THE FREQUENCY FOR FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION.

Proposal No. 5 — Approval of Amendment to our Certificate of Incorporation to Increase the Authorized Shares of our Common Stock

Our Board has determined that it is advisable to increase our authorized common stock from 450,000,000 shares to 675,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed increase. The full text of the proposed amendment to the Certificate of Incorporation is attached to this Proxy Statement as Appendix A.

As of July 9, 2025, approximately (i) 292,451,926 shares of our common stock were issued and outstanding (excluding treasury shares), (ii) approximately an additional 5,821,956 shares were reserved for issuance under our Amended 2006 Plan and as inducement awards, and (iii) 59,033,196 shares were reserved for issuance under outstanding warrants. Accordingly, a total of approximately 92,692,922 shares of common stock is available for future issuance.

Our Board believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in our Board’s discretion in connection with competitive equity compensation for hiring and retention of key personnel, future financings, investment opportunities – including potential mergers or acquisitions, or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, our Board believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of the OTCQB® or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

The affirmative vote of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote on the subject matter is required to approve the amendment to our Certificate of Incorporation to effect the proposed increase in our authorized shares.

THE BOARD RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Proposal No. 6 — Approval of the 2025 Equity Plan

General

Our Board is requesting that our stockholders approve the adoption of the Netlist, Inc. 2025 Equity Incentive Plan (the “2025 Equity Plan”), which was approved by our Board on July 14, 2025, effective upon stockholder approval at the Annual Meeting. If this proposal is approved:

·	2,500,000 new shares of our common stock will be reserved for issuance under the 2025 Equity Plan;
·	our Amended 2006 Plan will be terminated; and
·	up to 2,470,997 additional shares may be issued under the 2025 Equity Plan if awards outstanding under the Amended 2006 Plan are cancelled or expire on or after the date of the Annual Meeting.

As of July 9, 2025, a total of 2,470,997 shares of our common stock remain available for issuance under the Amended 2006 Plan; options to purchase a total of 2,746,451 shares of common stock remain outstanding; and restricted stock units for the issuance of a maximum of 3,075,505 shares of our common stock were outstanding. As of July 9, 2025, 5,679,363 shares have been issued upon the exercise of options granted under the Amended 2006 Plan. As of July 9, 2025, the equity overhang, represented by (a) the sum of all outstanding stock options and other stock-based awards, plus the number of shares available for issuance pursuant to future awards under the Amended 2006 Plan, as a percentage of (b) the sum of (i) the number of shares of our common stock outstanding as of July 9, 2025, plus (ii) the number of shares described in clause (a) above, was approximately 3%. If the 2025 Equity Plan is approved by stockholders, the equity overhang would be approximately 4%.

The 2025 Equity Plan includes the following provisions:

·

No Liberal Share Recycling: Shares that are withheld to satisfy any tax withholding obligation related to any stock award or for payment of the exercise price or purchase price of any stock award under the 2025 Equity Plan will not again become available for issuance under the Plan.

·

No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction.

·

No Repricing without Stockholder Approval: Other than in connection with corporate reorganizations or restructurings, at any time when the exercise price of a stock option or strike price of a stock appreciation right is above the fair market value of a share, the Company will not, without stockholder approval, reduce the exercise price of such stock option or strike price of such stock appreciation right and will not exchange such stock option or stock appreciation right for a new award with a lower (or no) purchase price.

·	No Transferability: Equity awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the compensation committee.
·

No Dividends: The 2025 Equity Plan prohibits, for all award types, the payment of dividends or dividend equivalents before the vesting of the underlying award but permits accrual of such dividends or dividend equivalents to be paid upon vesting.

·

Limits on Director Grants: The 2025 Equity Plan limits the number of shares to be granted to any non-employee director in any calendar year such that in no event shall the aggregate grant date fair value of awards to be granted and other cash compensation paid to any non-employee director in any calendar year, exceed $750,000, increased to $1,000,000 in the year in which such non-employee director initially joins the Board of Directors.

Reasons for Approval of the 2025 Equity Plan

Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2025 Equity Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that our 2025 Equity Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Our Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the Amended 2006 Plan (2,470,997 as of July 9, 2025) is not sufficient for future granting needs. Our Board believes that if the 2025 Equity Plan is approved by stockholders, the shares available for issuance under the 2025 Equity Plan will result in an adequate number of shares of common stock being available for future awards under the 2025 Equity Plan for 9 additional years following the current year.

The 2025 Equity Plan is being submitted to the stockholders for approval at the Annual Meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The following is a brief summary of the 2025 Equity Plan. This summary is qualified in its entirety by reference to the text of the 2025 Equity Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Summary of Material Features of our Plan.

Eligibility. The 2025 Equity Plan allows us, under the direction of our Board, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Board, are in a position to make a significant contribution to our long-term success. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2025 Equity Plan. As of July 9, 2025, there were approximately 67 individuals eligible to participate in the 2025 Equity Plan.

Shares Available for Issuance. The 2025 Equity Plan provides for the issuance of up to 2,500,000 shares of our common stock plus a number of additional shares to be issued if awards outstanding under our Amended 2006 Plan are cancelled or expire on or after the date of the Annual Meeting. During the period beginning in fiscal year 2026 and ending on the second day of fiscal year 2035, on each January 1, the share reserve will be automatically increased by the lesser of (i) 2.5% of the shares then issued and outstanding, or (ii) 2,500,000 shares. Generally, shares of common stock reserved for awards under the 2025 Equity Plan that lapse or are cancelled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes are not available again for future awards. In addition, shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the 2025 Equity Plan.

Stock Options. Stock options granted under the 2025 Equity Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates and the term of the option may not be longer than ten years. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain time or performance-based vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the holder of such restricted stock is not entitled to receive dividends during the restricted period and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The 2025 Equity Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards. Our Board may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period or achievement of one or more performance goals.

Restricted Stock Units. Restricted stock units are phantom shares that vest in accordance with terms and conditions established by the Board and when the applicable restrictions lapse, the grantee shall be entitled to receive a payout in cash, shares or a combination thereof based on the number of restricted stock units as specified in the award agreement. Dividend equivalents may accrue but shall not be paid prior to, and only to the extent that, the restricted stock unit award vests.

Plan Administration. In accordance with the terms of the 2025 Equity Plan, our Board will administer the 2025 Equity Plan. The Board may delegate part of its authority and powers under the 2025 Equity Plan to one or more of our directors and/or officers. In accordance with the provisions of the 2025 Equity Plan, our Board determines the terms of awards, including:

·	which employees, directors and consultants will be granted awards;
·	the number of shares subject to each award;
·	the vesting provisions of each award;
·	the termination or cancellation provisions applicable to awards; and
·	all other terms and conditions upon which each award may be granted in accordance with the 2025 Equity Plan.

In addition, our Board may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our 2025 Equity Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award; and provided, further, that, without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

Stock Dividends and Stock Splits. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share of stock options or purchase price, if any, and performance goals applicable to performance-based awards, if any, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board, may, in its sole discretion, take any one or more of the following actions pursuant to our 2025 Equity Plan, as to some or all outstanding awards:

·	provide that all outstanding options shall be assumed or substituted by the successor corporation;
·	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;
·

in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

·

provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

·

with respect to stock grants and in lieu of any of the foregoing, our Board or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of our Board or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendment and Termination. The 2025 Equity Plan may be amended by our stockholders. It may also be amended by our Board, provided that any amendment approved by our Board which is of a scope that requires stockholder approval as required by (i) the rules of the OTCQB®, (ii) in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422 or (iii) for any other reason, is subject to obtaining such stockholder approval. In addition, the Board may not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.

Duration of Plan. The 2025 Equity will expire by its terms on July 14, 2035.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2025 Equity Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2025 Equity Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:

Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under our 2025 Equity Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The amounts of future grants under the 2025 Equity Plan are not determinable as awards under the 2025 Equity Plan and will be granted at the sole discretion of the Board, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2025 Equity Plan or the amount or types of any such awards.

On July 10, 2025, the last quoted sale price per share of our common stock was $0.6469, as reported on the OTCQB®.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to approve the adoption of our 2025 Equity Plan.

THE BOARD RECOMMENDS APPROVAL OF THE ADOPTION OF THE 2025 Equity PLAN, AND

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE ADOPTION OF THE 2025 EQUITY PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal No. 7 – Postponement or Adjournment of the Annual Meeting

We are asking our stockholders to vote on a proposal to approve any adjournments of the Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Annual Meeting to approve Proposals No. 1, 2, 3, 4, 5 or 6 or establish a quorum. We currently do not intend to propose postponement or adjournment at the Annual Meeting if there are sufficient votes to approve Proposals No. 1, 2, 3, 4, 5 and 6.

The approval of this Proposal No. 7 must be approved by the affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF ANY POSTPONEMENT OR ADJOURNMENT OF THE ANNUAL MEETING, FROM TIME TO TIME, IF NECESSARY TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO ADOPT THE PROPOSALS SET FORTH ABOVE, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON SUCH STOCKHOLDER’S PROXY.

OTHER MATTERS

Stockholder Proposals or Director Nominations for 2026 Annual Meeting of Stockholders

The submission deadline for stockholder proposals to be included in our proxy materials for our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act is March 30, 2026 if the meeting is held between August 10, 2026 and October 9, 2026 or, if the meeting is not held within these dates, a reasonable time before we begin to print and send our proxy materials for the meeting. All such proposals must be in writing and sent to our Corporate Secretary at the address of our principal executive offices and must otherwise comply with Rule 14a-8 in all respects.

In accordance with our Bylaws, any stockholder who intends to submit one or more director nominees or any other proposal for consideration at our 2026 Annual Meeting of Stockholders outside the processes of Rule 14a-8 must, in addition to complying with all other requirements set forth in our Bylaws, (i) in the case of a stockholder seeking inclusion of a director nominee or other proposal in our proxy materials, deliver written notice to us between January 29, 2026 and March 30, 2026 if the meeting is held between August 10, 2026 and October 9, 2026 or, if the meeting is not held within these dates, no later than the 90th day before the date of the meeting or the 15th day after our first public announcement of the date of the meeting, whichever is later; provided, however, that a stockholder who complies with these notice procedures for a director nominee will be permitted to present the nominee at the meeting but will not be entitled to have the nominee included in our proxy materials in the absence of an applicable SEC rule requiring us to do so, and (ii) in the case of a stockholder not seeking inclusion of a director nominee or other proposal in our proxy materials, deliver written notice to us not less than the 90th day before the date of the meeting. Any such notice must be delivered or mailed and received by our Corporate Secretary at the address of our principal executive offices and must contain all of the information required by our Bylaws. We will not entertain any director nominations or other proposal at the Annual Meeting or at our 2026 Annual Meeting of Stockholders that do not meet the requirements set forth in our Bylaws. Please refer to the full text of our Bylaws for additional information about these requirements. A copy of our Bylaws may be obtained by writing to our Corporate Secretary at the address of our principal executive offices or may be accessed on our website, www.netlist.com, or through our SEC filings available at www.sec.gov. Further, if we comply and the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

Other Business at the Annual Meeting

Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If other matters do properly come before the Annual Meeting, the individuals we have designated as proxies for the Annual Meeting, who are named in the accompanying proxy card, will have discretionary authority to vote for or against any such matter. It is the intention of such individuals to vote on such matters in accordance with the recommendation of the Board of Directors or, if no such recommendation is given, in their best judgment.

More Information About the Company and the Annual Meeting

For more information about the Company, please see our Annual Report, which accompanies this Proxy Statement and is available on our website, www.netlist.com. Our 2024 Annual Report was filed with the SEC on March 28, 2025 and is also available on our website or through our SEC filings available at www.sec.gov.

If you have questions about the Annual Meeting or need assistance voting your shares, or if you would like to request additional copies of our proxy materials for the Annual Meeting (which will be provided free of charge), please contact Investor Relations at (212) 739-6729.

By order of the Board of Directors,

Gail Sasaki
Executive Vice President, Chief Financial Officer and Corporate Secretary

Irvine, California July 24, 2025

CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

NETLIST, INC.

Netlist, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.	The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Section (A) of Article IV thereof and replacing therewith the following:

“(A) Classes of Stock.    The corporation is authorized to issue two classes of stock to be designated, respectively, “Serial Preferred Stock” and “Common Stock.” The total number of shares of stock which the corporation is authorized to issue is Six Hundred Eighty-Five Million (685,000,000) shares consisting of Ten Million (10,000,000) shares of Serial Preferred Stock, with a par value of $0.001 per share, and Six Hundred Seventy-Five Million (675,000,000) shares of Common Stock, with a par value of $0.001 per share.”

2.	The Board of Directors of the Corporation has duly adopted resolutions (i) declaring this Certificate of Amendment to be advisable, (ii) adopting and approving this Certificate of Amendment, (iii) directing that this Certificate of Amendment be submitted to the stockholders of the Corporation for their approval at the Annual Meeting of the stockholders of the Corporation and (iv) recommending to the stockholders of the Corporation that this Certificate of Amendment be approved.
3.	This Certificate of Amendment was submitted to and duly adopted and approved by the stockholders of the Corporation at an Annual Meeting of the stockholders of the Corporation in accordance with the provisions of Sections 222 and 242 of the Delaware General Corporation Law.

4.	This Certificate of Amendment has been duly authorized, adopted and approved by the Corporation’s Board of Directors in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, Netlist, Inc. has caused this Certificate of Amendment to be signed by its duly authorized officer of the Corporation, on ____________, 2025.

NETLIST, INC.

By: ________________________________

Name:

Title:

A-1

NETLIST, INC.

2025 EQUITY INCENTIVE PLAN

DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Netlist, Inc. 2025 Equity Incentive Plan, have the following meanings:

“Administrator” means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term “Administrator” means the Committee.

“Affiliate” means a corporation or other entity, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

“Agreement” means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan, in such form as the Administrator shall approve.

“Board of Directors” means the Board of Directors of the Company.

“Cause” means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or nonfeasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate or any material written policy of the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

“Change of Control” means the occurrence of any of the following events:

Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval; or

Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date this Plan was initially adopted, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section

409A of the Code, such payment or benefit shall be made only if such Change of Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

“Code” means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

“Committee” means the committee of the Board of Directors, if any, to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

“Common Stock” means shares of the Company’s common stock, $0.001 par value per share.

“Company” means Netlist, Inc., a Delaware corporation.

“Consultant” means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

“Corporate Transaction” means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company (or similar transaction) in a single transaction or a series of related transactions by a single entity other than a transaction in which the Company is the surviving corporation. Where a Corporate Transaction involves a tender offer that is reasonably expected to be followed by a merger (as determined by the Administrator), the Corporate Transaction will be deemed to have occurred upon consummation of the tender offer.

“Disability” or “Disabled” means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a Share of Common Stock means:

If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the consolidated tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the most recent trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

“ISO” means a stock option intended to qualify as an incentive stock option under Section 422 of the Code.

“Non-Qualified Option” means a stock option which is not intended to qualify as an ISO.

“Option” means an ISO or Non-Qualified Option granted under the Plan.

“Participant” means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

“Performance-Based Award” means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

“Performance Goals” means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.

“Plan” means this Netlist, Inc. 2025 Equity Incentive Plan.

“SAR” means a stock appreciation right.

“Section 409A” means Section 409A of the Code.

“Section 422” means Section 422 of the Code.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

“Stock-Based Award” means a grant by the Company under the Plan of an equity award or an equity-based award, which is not an Option, or a Stock Grant.

“Stock Grant” means a grant by the Company of Shares under the Plan.

“Stock Right” means an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award or a right to Shares or the value of Shares of the Company granted pursuant to the Plan.

“Substitute Award” means an award issued under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.

“Survivor” means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

SHARES SUBJECT TO THE PLAN.

The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 2,500,000 shares of Common Stock and (ii) any shares of Common Stock that are attributable to awards granted under the Company’s Amended and Restated 2006 Equity Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after September 9, 2025, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan, all of which Shares are eligible to be issued as ISOs; provided, however, that no more than 4,721,706 Shares shall be added to the Plan pursuant to subsection (ii).

(b)Notwithstanding Subparagraph (a) above and subject to Subparagraph (d) below, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2026, and ending on the second day of fiscal year 2035, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 2.5 % of the number of outstanding shares of Common Stock on such date and (ii) 2,500,000 Shares. The limits set forth in this Paragraph 3 will be construed to comply with the applicable requirements of Section 422. If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan; provided, however, that the number of Shares underlying any awards under the Plan that are retained or repurchased on the exercise of an Option or the vesting or issuance of any Stock Right to cover the exercise price and/or tax withholding required by the Company in connection with vesting shall not be added back to the Shares available for issuance under the Plan; and provided, further that, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code. In addition, any Shares repurchased using exercise price proceeds will not be available for issuance under the Plan.

The maximum number of Shares available for grant under the Plan as ISOs will be 50,000,000. The limits set forth in this Paragraph 3 will be construed to comply with the applicable requirements of Section 422.

The Administrator may grant Substitute Awards under the Plan. To the extent consistent with the requirements of Section 422 and the regulations thereunder and other applicable legal requirements (including applicable stock exchange requirements), Shares issued in respect of Substitute Awards will be in addition to and will not reduce the shares available under the Plan. Notwithstanding the foregoing, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the issuance or retention of Shares, the Shares previously subject to such award will not be available for future issuance under the Plan. The Administrator will determine the extent to which the terms and conditions of the Plan apply to Substitute Awards, if at all; provided, however, that Substitute Awards will not be subject to the limits described in Paragraph 4(c) below.

ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

Determine which Employees, directors and Consultants shall be granted Stock Rights;

Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall the aggregate grant date fair value (determined in accordance with ASC 718) of Stock Rights to be granted and other cash compensation paid to any non-employee director in any calendar year, exceed $750,000, increased to $1,000,000 in the year in which such non-employee director initially joins the Board of Directors;

Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted provided that no dividends or dividend equivalents shall be paid on any Stock Right prior to the vesting of the underlying Shares.

Amend any term or condition of any outstanding Stock Right, provided that (i) such term or condition as amended is not prohibited by the Plan; and (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors;

Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards; and

Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted thereunder shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person in anticipation of such person becoming an Employee, director or Consultant of the Company or of an Affiliate; provided, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify that individual from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in an Option Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

Non-Qualified Options. Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

Exercise Price. Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.

Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains.

Vesting. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

Additional Conditions. Exercise of any Option may be conditioned upon the Participant’s execution of a shareholders agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

Term of Option. Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

ISOs. Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 and relevant regulations and rulings of the Internal Revenue Service:

Minimum Standards. The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

Exercise Price. Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

Term of Option. For Participants who own:

10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

Limitation on Yearly Exercise. To the extent that aggregate Fair Market Value (determined on the date each ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by the Participant in any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Options even if denominated ISOs at grant.

Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Paragraph 24 below, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options to reduce the exercise price of such Options, (ii) cancel outstanding Options in exchange for Options that have an exercise price that is less than the exercise price value of the original Options, or (iii) cancel outstanding Options that have an exercise price greater than the Fair Market Value of a Share on the date of such cancellation in exchange for cash or other consideration.

TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator, but shall not be less than the minimum consideration required by the Delaware General Corporation Law, on the date of the grant of the Stock Grant;

Each Agreement shall state the number of Shares to which the Stock Grant pertains;

Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and

Dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) may accrue but shall not be paid prior to the time, and may be paid only to the extent that the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with the applicable requirements of Section 409A.

TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of SARs, phantom stock awards or restricted stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued, provided that dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and may be paid only to the extent that the Shares subject to the Stock-Based Award vest. Under no circumstances may an Agreement covering SARs (a) have an exercise or base price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

PERFORMANCE-BASED AWARDS.

The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period, and any dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of Shares earned in respect of such Performance-Based Award.

EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a) through (d) above, or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) that requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) by delivery of a promissory note, if the Board of Directors has expressly authorized the loan of funds to the Participant for the purpose of enabling or assisting the Participant to effect such purchase; (d) at the discretion of the Administrator, by any combination of (a) through (c) above; or (e) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant. In addition, at the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to such Participant to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.

Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATh or DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant of a Stock Right:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to such Participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

Stock Dividends and Stock Splits.

If (1) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (2) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a), 3(b), 3(d) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

The Administrator may also make adjustments of the type described in Paragraph 25(a) above to take into account distributions to stockholders other than those provided for in Paragraphs 25(b) below, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any award, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, to the extent applicable.

References in the Plan to Shares will be construed to include any stock or securities resulting from an adjustment pursuant to this Paragraph 25(a).

Corporate Transactions. Upon a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), may, as to outstanding Options, take any of the following actions: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice/ to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors. For the avoidance of doubt, if the per share exercise price of an Option or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Stock, such Option may be cancelled with no payment due hereunder or otherwise in respect thereof.

With respect to outstanding Stock Grants or Stock-Based Awards, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants or Stock-Based Awards on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants or Stock-Based Awards either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant or Stock-Based Award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grantor Stock-Based Award (to the extent such Stock Grant or Stock-Based Award is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived). For the avoidance of doubt, if the purchase or base price of a Stock Grant or Stock-Based Award or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Stock, such Stock Grant or Stock-Based Award, as applicable, may be cancelled with no payment due hereunder or otherwise in respect thereof.

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

A Stock Right may be subject to additional acceleration of vesting and exercisability upon or after a Change of Control as may be provided in the Agreement for such Stock Right, in any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company.

Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

Termination of Awards upon Consummation of Corporate Transaction. Except as the Administrator may otherwise determine, each Stock Right will automatically terminate (and in the case of outstanding Shares of restricted Common Stock, will automatically be forfeited) immediately upon the consummation of a Corporate Transaction, other than (i) any award that is assumed, continued or substituted pursuant to Paragraph 24(b) above, and (ii) any cash award that by its terms, or as a result of action taken by the Administrator, continues following the consummation of the Corporate Transaction.

ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

The Company will not be obligated to issue any Shares pursuant to the Plan or to remove any restriction from Shares previously issued under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance of such Shares have been addressed and resolved; (ii) if the outstanding Shares is at the time of issuance listed on any stock exchange or national market system, the Shares to be issued have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the award have been satisfied or waived. The Company may require, as a condition to the exercise of an award or the issuance of Shares under an award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act, as amended, or any applicable state or non-U.S. securities law. Any Shares issued under the Plan will be evidenced in such manner as the Administrator determines appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued in connection with Shares issued under the Plan, the Administrator may require that such certificates bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending the lapse of the applicable restrictions.

FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.

TERMINATION OF THE PLAN.

The Plan will terminate on July 14, 2035, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to such Participant, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to such Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 30 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

SECTION 409A AND SECTION 422.

The Company intends that the Plan and any Stock Rights granted hereunder be exempt from or comply with Section 409A, to the extent applicable. The Company intends that ISOs comply with Section 422, to the extent applicable. Any ambiguities in the Plan or any Stock Right shall be construed to effect the intent as described in this Paragraph 32.

If a Participant is a “specified employee” as defined in Section 409A (and as applied according to procedures of the Company and its Affiliates) as of such Participant’s separation from service, to the extent any payment under this Plan or pursuant to a Stock Right constitutes non-exempt deferred compensation under Section 409A that is being paid by reason of the separation from service, no payments due under this Plan or pursuant to a Stock Right may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A or Section 422, as applicable comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A or compliant with Section 422, as applicable, but neither the Administrator nor any member of the Board of Directors, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board of Directors shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A or Section 422 or otherwise.

INDEMNITY.

Neither the Board of Directors nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board or Directors, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.

GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

WAIVER OF JURY TRIAL.

By accepting or being deemed to have accepted an award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit any dispute arising under the terms of the Plan or any ward to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an award hereunder.

UNFUNDED OBLIGATIONS.

The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any award under the Plan. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 1:00 am, Pacific Time, on September 9, 2025. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 5, 6 AND 7, AND FOR "3 YEARS" IN PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20330304030303000100 5 090925 COMPANY NUMBER ACCOUNT NUMBER MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. 2025 ANNUAL MEETING OF STOCKHOLDERS OF NETLIST, INC. September 9, 2025 1. Election of Directors: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/27807 O Chun K. Hong O Blake Welcher O Jun Cho FOR THE NOMINEES WITHHOLD AUTHORITY FOR THE NOMINEES NOMINEES: FOR ALL EXCEPT (See instructions below) 2. Ratification of the appointment of Macias Gini & O’Connell LLP as Netlist’s independent registered public accounting firm for fiscal year 2025. 3. Approval of, on an advisory basis, the compensation of Netlist's named executive officers. 4. Approval of, on an advisory basis, the frequency of future advisory votes on the compensation of Netlist's named executive officers. 5. Approval of an amendment to Netlist's Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 450,000,000 to 675,000,000. 6. Approval of the Netlist, Inc. 2025 Equity Incentive Plan. 7. To approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR THE NOMINEES in Proposal 1, FOR Proposals 2, 3, 5, 6 and 7, and FOR "3 YEARS" in PROPOSAL 4. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1 year 2 years 3 years ABSTAIN FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 NETLIST, INC. Proxy for 2025 Annual Meeting of Stockholders on September 9, 2025 Solicited on Behalf of the Board of Directors Chun K. Hong and Gail Sasaki, or any of them, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Netlist, Inc. to be held on September 9, 2025 at 10.00 a.m. Pacific Time, or at any postponement or adjournment thereof. Shares represent by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Director, FOR Proposals 2, 3, 5, 6 and 7, and FOR 3 Years in Proposal 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Continued and to be signed on the reverse side) 1.1 2025 Annual Meeting Admission Ticket 2025 Annual Meeting of Netlist, Inc. Stockholders Tuesday, September 9, 2025 at 10:00 a.m. Pacific Time UCI Research Park 5301 California, Olive Room, Irvine California 92617 Upon arrival, please present this admission ticket and photo identification at the registration desk.